Exhibit 32(a)
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bravo Brio Restaurant Group, Inc. (the “Company”) on Form 10-Q for the period ended March 27, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Brian T. O'Malley, President and Chief Executive Officer of the Company, and James J. O’Connor, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 2, 2016	/s/ Brian T. O'Malley
Brian T. O'Malley
President and Chief Executive Officer
(Principal Executive Officer)

Dated:	May 2, 2016	/s/ James J. O’Connor
James J. O’Connor
Executive Vice President, Chief Financial Officer, Treasurer and Secretary
(Principal Financial and Accounting Officer)